Exhibit 10.4

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***”.

OPTION AGREEMENT

This OPTION AGREEMENT (this “Agreement”), is made and entered as of June 30, 2020 (the “Execution Date”), by and between TPC INVESTMENTS II LP, a Delaware limited partnership (the “Investor”) and AXOGEN, INC., a Minnesota corporation (the “Company”).  The Investor and the Company are referred to herein, collectively, as the “Parties” and each, individually, as a “Party”. Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Term Loan Agreement (defined below).

RECITALS

WHEREAS, contemporaneously with the execution of this Agreement, each of the Parties (or their respective affiliates) have executed that certain Term Loan Agreement with each of the other signatories thereto (the “Term Loan Agreement”); and

WHEREAS, in consideration of and in connection with the Term Loan Agreement, the Company desires to grant to the Investor the right to purchase shares of the Company’s common stock (“Common Stock”), pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the covenants set forth herein, the Parties agree as follows:

Section 1         Grant of Option.

(a)        The Company hereby grants to the Investor, or its registered assigns (the “Holder”), the right to purchase at any time on or prior to the expiration date set forth in Section 1(b) (such purchase right, the “Option”) up to a number of newly issued shares of Common Stock equal to an aggregate of $3,500,000 (the “Subscription Amount”) divided by the Exercise Price (as defined in Section 2(a)) (the “Shares”).

(b)        The Option shall be exercisable by the Holder a single time, and if not exercised in full when exercised, any unexercised potion hereof shall be cancelled upon the exercise of the portion, at any time from the Execution Date until the close of business on the later to occur of (i) the date on which all of the Obligations under the Term Loan Agreement and all other Loan Documents (as defined in the Term Loan Agreement) are paid in full and (ii) June 30, 2027.

(c)        This Option is exercisable by the Holder by delivery of the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”) together with the Subscription Amount paid in cash, by certified or official bank check or checks or by wire transfer to an account designated by the Company in immediately available funds.

(d)        Upon delivery of the Notice of Exercise to the Company at its address for notice set forth in Section 8 and upon payment of the Subscription Amount, the Company shall promptly issue and deliver to the Holder (or its designee) a certificate for the Shares issuable upon such exercise, such delivery to be made promptly, but in any case within three (3) Business Days (as defined in Section 2(b)) of the Date of Exercise (as defined below).  In lieu of delivery of a certificate, the Holder may direct to the Company by written notice to have the Shares deposited in an account designated by the Holder.  Any person so designated by the Holder to receive Shares shall be deemed to have become holder of record of such Shares and shall be treated as a stockholder of the Company for all purposes as of the Date of Exercise of the Option.  As used in this Agreement, a “Date of Exercise” means the date on which the Holder shall have delivered to the Company (i) the Notice of Exercise attached hereto, appropriately completed and duly signed and (ii) payment of the Subscription Amount.

(e)       No fractional Shares will be issued in connection with any exercise of the Option.  In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value (as defined in Section 2(b)) of a share of Common Stock on the Date of Exercise.

(f)        Issuance and delivery of the Shares upon exercise of the Option shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of such issuance, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any capital gains tax or income tax that may be imposed on the Holder.

(g)        If this Agreement is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Agreement, a New Option (as defined in Section 3(b)), but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  Applicants for a New Option under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

Section 2         Exercise Price.

(a)        In the event the Holder exercises the Option, the purchase price per share at which the Investor shall be required to purchase the Shares (the “Exercise Price”) shall be equal to the Fair Market Value (as defined in Section 2(b)) of a Share as of the Date of Exercise.

(b)        For purposes of this Agreement, the term “Fair Market Value” shall mean, as of any particular date: (i) the volume-weighted average of the closing sales prices of the Common Stock on the Nasdaq Stock Market or other domestic securities exchange on which the Common Stock may at the time be listed, (ii) if on any such day the Common Stock is not listed on the Nasdaq Stock Market or other domestic securities exchange, the closing sales price of the Common Stock as quoted on the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system (the “OTC Bulletin Board”), the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink (the “Pink OTC Markets”) or similar quotation system or association for such day or (iii) if on any such day the

Common Stock is not listed on the Nasdaq Stock Market or other domestic securities exchange and if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day, in each case, averaged over the forty-five (45) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined.  For purposes of this Agreement, the term “Business Day” means any day, except a Saturday, Sunday or legal holiday, on which banking institutions in New York City are authorized or obligated by law or executive order to close; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” means Business Days on which such exchange is open for trading.

(c)        If at any time the Common Stock is not listed on the Nasdaq Stock Market or other domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the Fair Market Value of the Common Stock shall be the fair market value per share as determined by an independent, nationally recognized investment banking, accounting or valuation firm jointly selected by the Investor and the Company (the “Valuation Firm”).  The Company shall provide the Valuation Firm with all reasonably necessary financial and other records as the Valuation Firm may request.  The Valuation Firm shall deliver its written determination of the Fair Market value per share of Common Stock within ten (10) days of its engagement to the Company and the Investor and such determination of the fair market value per share of Common Stock shall be final, conclusive, and binding on the Parties.  The fees and expenses of the Valuation Firm shall be borne by the Company.  In determining the fair market value of the Common Stock, an orderly sale transaction between a willing buyer and a willing seller shall be assumed, using valuation techniques then prevailing in the securities industry and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale.

Section 3         Registration of Option; Transfers.

(a)       The Company shall register the Option in a record to be maintained by the Company for that purpose (the “Option Register”) in the name of the Holder.  The Company may deem and treat the Holder as the absolute owner hereof for the purpose of any exercise hereof and for all other purposes, absent actual notice to the contrary.

(b)        Subject to Section 9, this Agreement may be transferred in its entirety and not in part and the Company shall register such transfer of the Option in the Option Register, upon surrender of this Agreement, together with the Form of Assignment attached hereto as Exhibit B, duly completed and signed, to the Company at its address for notice set forth in Section 7.  Upon any such transfer, a new Option to purchase Shares, in substantially the form of this Agreement (any such new Agreement, a “New Option”), shall be issued to the transferee.  The acceptance of the New Option by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of the Option.

(c)        The Option and the Shares may only be disposed of in compliance with state and federal securities laws.

(d)        The Company acknowledges and agrees that the Holder may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Option and the Shares and, if required under the terms of such arrangement, the Holder may transfer pledged or secured Option and Shares to the pledgees or secured parties.  Such a pledge or transfer is not subject to the approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.

Section 4         Subsequent Equity Sales.

(a)        In the event that Company sells or issues any of its equity securities (or rights, options or warrants to purchase such equity interests, or securities of any type whatsoever that are convertible into or exchangeable for equity securities) to a third party within twelve (12) months after the Date of Exercise (a “Subsequent Sale”) at a lower price per share than the Exercise Price, or with warrants or where the terms of such Subsequent Sale are otherwise more favorable than the terms set in this Agreement, taking into account all material aspects of the transaction, including, without limitation, the type, terms and price of such securities but without regard to whether such securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”), then in such case the Company agrees that (i) the terms set forth in this Agreement shall be amended so as to match the more favorable terms of such Subsequent Sale with respect to the Shares, and with respect to the Shares the Investor shall be entitled to all of the rights, preferences, privileges or other benefits afforded to the purchasers of Subsequent Sale Securities as a result of their purchase of such securities, and (ii) the Investor shall be issued by the Company such an additional amount of Company equity securities (or rights, options or warrants to purchase such equity interests, or securities of any type whatsoever that are convertible into or exchangeable for equity securities) as the Holder would have been entitled to pursuant to such amended terms (the “Subsequent Sale Securities”).  The Subsequent Sale Securities and the Shares shall be entitled to the same terms and conditions (including, without limitation, any rights related to the registration of such securities pursuant to the registration requirements of the Securities Act) as were set forth in the Subsequent Sale.  For clarity, nothing in this Section 4 shall require the Holder to relinquish any Shares or waive any rights granted hereunder with respect to the issuance of the Shares.

(b)        A Subsequent Sale shall not include the issuance of securities or options to employees, officers, directors or consultants of Company pursuant to the approved employee option pool or any other employee stock purchase or option plan existing as of the Execution Date.

Section 5         Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor as of the Execution Date and Date of Exercise that:

(a)        The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties; and

(b)       This Option has been duly authorized, validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally or (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 6         Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company as of the Execution Date and Date of Exercise that:

(a)        The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; and

(b)        The Investor understands that, unless the Shares are registered under the Securities Act at the time of issuance, the Shares will be “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Shares indefinitely unless they are registered with the U. S. Securities and Exchange Commission (the “Securities and Exchange Commission”) and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

Section 7         Covenants of the Parties.

(a)        The Company will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved shares of Common Stock, solely for the purpose of enabling it to issue the Shares upon exercise of the Option, the number of shares of Common Stock that would be likely be issued and delivered upon the exercise of the Option at such time, such shares to be free from preemptive rights or any other contingent purchase rights of persons other than the Holder.

(b)        The Company will take all corporate actions as may, in the reasonable opinion of the Investor’s counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as shall be sufficient for the exercise the Option, including without limitation, amending the Company’s certificate of incorporation.

(c)        The Company covenants that the Shares, when issued, sold and delivered in accordance with the terms set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor.

(d)        The Company shall use its best efforts to cause Shares to be admitted for trading on each securities exchange on which the Common Stock is listed on the Date of Exercise or, if the Common Stock is not then listed, take such actions to cause the Shares to be eligible to be traded on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such date.

(e)        The Investor and the Company shall each take all actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement, including, without limitation, entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(f)        The Company shall not knowingly effect the exercise of the Option, and the Holder shall not have the right to exercise the Option, to the extent that, after giving effect to such exercise, the Holder (together with its affiliates) would beneficially own in excess of 19.9% of the Common Stock outstanding immediately after giving effect to such exercise (the “Maximum Percentage”); provided, however, that in the event that this Section 7(f) operates to prevent the exercise of the Option in respect of any number of shares of Common Stock in excess of the Maximum Percentage (the “Excluded Shares”) and the Holder’s acquisition of such Excluded Shares, the Holder may, in its sole discretion, exercise the Option in respect of such Excluded Shares so that rather than have the Company issue such shares of Common Stock to the Holder, the Company shall promptly shall pay to the Holder an amount equal to (i) the product of (x) the Adjusted FMV (as defined below) of a share of Common Stock and (y) the number of Excluded Shares minus (ii) the product of (x) the Fair Market Value of a share of Common Stock and (y) the number of Excluded Shares.  For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of the Option with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including, without limitation, any convertible notes or convertible shares or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this Section 7(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of the Option, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of (i) the Company’s Form 10-K, Form 10-Q or other public filing with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written request of the Holder, the Company shall, within fifteen (15) Business Days, confirm to the Holder the number of shares of Common Stock then outstanding.  Furthermore, upon the written request of the Company, the Holder shall confirm to the Company its then current beneficial ownership with respect to the Company’s Common Stock.  For purposes of this Agreement, the term “Adjusted FMV” is the same as the definition “Fair

Market Value” provided in Section 2(b) except that in lieu of the applicable prices being averaged over forty-five (45) consecutive Business Days, such prices shall be averaged over three (3) consecutive Business Days.

(g)        The Company shall prepare and file with the Securities and Exchange Commission within thirty (30) days after the Execution Date a shelf registration statement under the Securities Act which covers, permits, and allows for the resale by the Investor (or any of such Investor’s assigns pursuant to this Agreement, and together with the Investor, each an “Investor Party”), on a delayed or continuous basis and pursuant to the plan or method of distribution elected by the Investor Party, of the Shares of the Common Stock issuable upon the exercise of the Option by the Investor Party and names such Investor Party as the selling stockholder of such Shares (the “Registration Statement”).  The Company shall cause such Registration Statement promptly (and in no case more than sixty (60) days after the filing of such Registration Statement, unless such Registration Statement is filed within one month prior to or after the end of any year, in which case no more than ninety (90) days after the filing of such Registration Statement) to be declared effective (or be automatically effective) by the Securities and Exchange Commission.  The Company shall maintain the effectiveness of the Registration Statement at all times; however, if the Option expires unexercised or is cancelled, in each case pursuant to Section 1 of this Agreement, the Company’s obligation to maintain such effectiveness of the Registration Statement with respect to the Shares underlying such unexercised or cancelled portion of the Option shall cease.  The Company shall cooperate with the Investor Party to file, maintain, and make effective such Registration Statement and shall cooperate with the Investor Party to facilitate the sale of the Shares by the Investor Party pursuant to the Registration Statement.  At any time upon the written request from the Investor Party (a “Shelf Takedown Request”) to the Company to effect a resale of all of a portion of such Investor Party’s Shares registered under the Registration Statement, the Company shall file a prospectus supplement as soon as practicable to add, amend and supplement the prospectus as contained in the Registration Statement as necessary for such purpose.  There is no limit on the number of the Shelf Takedown Requests the Investor Party may make.  In the event that the Registration Statement is no longer effective or may otherwise not be used by the Investor Party to sell such Shares, the Company shall file a new Registration Statement (or a post-effective amendment thereto, including any prospectus supplements to the applicable prospectus contained in the new Registration Statement or the post-effective amendment) that permits the sale of such Shares by the Investor Party and shall cause such Registration Statement (or post-effective amendment) to be effective pursuant to the terms of this provision set forth above.  The Registration Statement shall be on Form S-3, if the Company is eligible to use such form, and the Company shall use its best efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto.

Section 8       Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective Parties at the addresses indicated below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7).

If to the Investor:	TPC Investments II LP c/o Oberland Capital 1700 Broadway, 37th Floor New York, NY 10019 Attention: Andrew Rubinstein Telephone: (212) 257-5858 Facsimile: (212) 257-5851 Email: arubinstein@oberlandcapital.com
If to the Company:	Axogen, Inc. 13631 Progress Blvd, Suite 400 Alachua, FL 32615 Attention: Brad Ottinger Email: bottinger@axogeninc.com

Section 9         Entire Agreement.  This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 10      Successor and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.  The Company may not assign (including through a merger) or transfer any of its rights or obligations under this Agreement without the prior written consent of the Holder.  Any assignment or transfer in violation of this Section 10 shall be null and void ab initio.

Section 11      No Third-Party Beneficiaries.  This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

Section 12      Headings.  The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 13     Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by the Company and the Holder.  No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving.  Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 14      Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 15      Governing Law; Submission to Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in New York City, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.  Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court.  The Parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 16      Waiver of Jury Trial.  Each Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.  Each Party certifies and acknowledges that (a) no representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action; (b) such Party has considered the implications of this waiver; (c) such Party makes this waiver voluntarily; and (d) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 16.

Section 17      Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 18     No Strict Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Option Agreement on the Execution Date.

TPC INVESTMENTS II LP,
a Delaware limited partnership

By:	Alps Capital II Ltd,
its general partner

By:	/s/ David Dubinsky
	Name:	David Dubinsky
	Title:	Authorized Signatory

[signature page to Axogen – TPC Investments II Option Agreement]

AXOGEN, INC.,
a Minnesota corporation

By:	/s/ Karen Zaderej
	Name:	Karen Zaderej
	Title:	Chairman, CEO and President

[signature page to Axogen – TPC Investments II Option Agreement]

EXHIBIT A

NOTICE OF EXERCISE

To: AXOGEN, INC. (the “Company”)

The undersigned hereby elects to exercise the option pursuant to the attached Option Agreement (the “Agreement”) for the purchase of ____________ shares of Common Stock of the Company (the “Shares”) at a per share purchase price of $____________. The undersigned shall tender the aggregate payment for the Shares in accordance with Section 1(d) of the Agreement.

In connection with the issuance of the Shares:

◻         Please deposit the Shares in the following brokerage account:

_________________________________________

_________________________________________

; or

◻         Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name or names as are specified below:

_________________________________________

(Name)

_________________________________________

(Address)

_________________________________________

(City, State)

(Date)	(Signature)

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of the attached Option Agreement (the “Agreement”) hereby sells, assigns and transfers unto _______________________, whose address is _______________________________________ and whose taxpayer identification number is _________________, the undersigned’s right, title and interest in and to the Agreement to purchase shares of Common Stock of Axogen, Inc., a Minnesota corporation (the “Company”), and does hereby irrevocably constitute and appoint __________________________ attorney-in-fact to transfer such Option (as defined in the Agreement) on the books of the Company with full power of substitution in the premises.

In connection with such sale, assignment, transfer or other disposition of the Agreement, the undersigned hereby confirms that:

◻        such sale, transfer or other disposition may be effected without registration or qualification under the Securities Act of 1933, as amended (the “Securities Act”) as then in effect and any applicable state securities law then in effect; or

◻        such sale, transfer or other disposition has been registered under the Securities Act, and registered and/or qualified under all applicable state securities laws.

(Date)	(Signature)